SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events
SUBSEQUENT EVENTS

27.	SUBSEQUENT EVENTS

On January 6, 2025, the Company registered an amendment to the November 15, 2024 Equity line of credit to increase the total number of shares that could be isuusable under the equity line of credit by an additional 20%. Therefore the maximum number of shares issuable under the equity line of credit was increased by 107,692 from 538,462 common shares of the Company to 646,154 common shares.

From January 1, 2025 until the date of this audit report, the Company has issued 310,554 of common shares under the equity line of credit dated November 15, 2025 including the additional 20% of the shares, for total net proceeds after share issuance costs of $1,332,989.

On January 14, 2025, the Company completed a registered offering for an equity line of credit with one investor. The offering is up to $18,000,000 which would represent approximately 2,739,296 Common Shares. The Company can issue put notices for the investor to purchase common shares to the maximum amount registered, not to exceed the investor owing more than 4.99% of the Company at any time. The price paid by the investor for these shares is the lessor of a) the stock price on the day before the put notice is issued and b) the lowest closing stock price in the three day period following the put notice.

Siyata Mobile Inc.

Notes to the Consolidated Financial Statements

(Expressed in US dollars)

As at and for the years ended December 31, 2024 and 2023

27.	SUBSEQUENT EVENTS (cont’d)

The January 14, 2025 registered offering also provided for the issuance of a commitment fee of 540 Class C preferred share was given to the investor with a fair value of these preferred shares at an 85% discount to their stated value. The stated value of the 540 Class C preferred shares is $540,000 and the fair value at a 15% discount is $635,294. The Company reflected the commitment fee as an interest expense. based on the fair value on the issuance date. On February 3, 2025, the investor converted 235 of the 540 Class C preferred shares into 50,000 common shares resulting in an increase in share capital of $276,470 with no gain or loss on conversion. On March 24, 2025, the investor converted 90 of the 540 Class C preferred shares into 49,537 common shares resulting in an increase in share capital of $105,882 with no gain or loss on conversion.

Since the date of registration of this put agreement, a total of 1,690,000 common shares have been issued from this agreement for total proceeds net of share issuance costs of $4,062,372.

In February 2025, one of its investors had the Company redeem 163 Class C preferred shares for cash paid by the Company of $163,000 pursuant to the agreement dated December 30, 2024 with said investor.

On February 5 and February 6, 2025 one of its investors converted a total of 293 Class C preferred shares with a stated value of $293,000 and a fair value of $344,706 into 128,509 common shares of the Company, crediting $344,706 to share capital. There was no gain or loss on the transaction.

On March 10, 2025, one of its investors had the Company redeem 46 Class C preferred shares for cash paid by the Company of $46,000 pursuant to the agreement dated December 30, 2024 with said investor.

On February 26, 2025, Siyata Mobile Inc., the Company entered into a Merger Agreement” with Core Gaming, Inc., a Delaware corporation. Pursuant to the Merger Agreement, the Parties will effect the following transactions: Core Gaming Inc. will merge with and into a Merger Sub, with Core Gaming Inc. continuing as the surviving entity and as a wholly owned subsidiary of the Company. This is a reverse takeover where Core Gaming Inc.’s shareholders will be the majority owners with approximately 90% of the outstanding shares and the Company’s legacy shareholders will own approximately 10% of the merged entities.

     In exchange for the outstanding shares of Core Gaming Inc. common stock, the Company will issue common shares to the shareholders of Core Gaming Inc. based on an exchange ratio calculated as $160,000,000 divided by the volume-weighted average closing price of the Company’s common shares on the Nasdaq Stock Market LLC for the 10-day trading period immediately preceding the effective time of the Merger. On the Closing Date (as defined in the Merger Agreement), the Parties will cause a certificate of merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of Delaware. The Merger will become effective on the date and time specified in the Certificate of Merger (the “Effective Time”); and at the Effective Time, all assets, properties, rights, privileges, powers, and franchises of the Core Gaming and the Merger Sub will vest in the Company as the surviving corporation in the Merger.

The board of directors of Purchaser at the Effective Time will consist of five members, four of whom will be designated by the majority shareholders of the Company (former Core Gaming OInc. Shareholders) and one of whom will be Marc Seelenfreund. The officers of the Company at the Effective Time will be Aitan Zacharin as the Chief Executive Officer and Gerald Bernstein as the Chief Financial Officer. The Merger Agreement provides that, to the extent permitted and in accordance with applicable law, none of the PTT Subsidiaries (the legacy assets and liaiblities of the Company prior to the merger as defined in the Merger Agreement) will have a board of directors and Marc Seelenfreund will be the sole officer of each of the PTT Subsidiaries, with full executive power and authority to operate the PTT Retained Business (as defined in the Merger Agreement).